UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 18, 2025

ConnectM Technology Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-41389 (Commission File Number)	87-2898342 (I.R.S. Employer Identification Number)

2 Mount Royal Avenue, Suite 550 Marlborough, Massachusetts (Address of principal executive offices)	01752 (Zip code)

617-395-1333
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CNTM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On February 18, 2025, ConnectM Technology Solutions, Inc., a Delaware corporation (the “Company”), issued a press release announcing selected financial results for its EV Solutions and OEM Business segments for the fiscal year ended December 31, 2024. The February 18, 2025 press release is included as exhibit 99.1 hereto.

The information furnished pursuant to this Item 2.02 (including Exhibit 99.1 hereto), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure.

On February 20, 2025, the Company issued a press release announcing preliminary revenue guidance for the first quarter ending March 31, 2025. The February 20, 2025 press release is included as exhibit 99.2 hereto.

The information contained in this Item 7.01, including in Exhibit 99.2 attached hereto, is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, except to the extent such other filing specifically incorporates such information by reference.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated February 18, 2025
99.2	Press Release dated February 20, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: February 20, 2025

CONNECTM TECHNOLOGY SOLUTIONS, INC.

By:	/s/ Bhaskar Panigrahi
Name:	Bhaskar Panigrahi
Title:	Chief Executive Officer